Dianhydrogalactitol (VAL-083) reduces glioblastoma tumor progression *in vivo*, upon bevacizumab-induced hypoxia

Anne Steino, Ph.D.
Director, Preclinical Research
CNO, Banff, AB
May 11, 2018

DelMar PHARMACEUTICALS

LUXEMBOURG INSTITUTE OF HEALTH
RESEARCH DEDICATED TO LIFE

Breakthrough Cancer Therapeutics

NASDAQ: DMPI

VAL-083



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VAL-083's novel mechanism of action distinct from TMZ or nitrosoureas

Double-strand DNA **VAL-083**



DNA
DNA
DNA
DNA

Crosslinks at N^7 guanine, triggering DNA double strand breaks and cell-cycle arrest in S/G2

Temozolomide & nitrosoureas

Methylation at O^6 position of guanine is readily repaired by MGMT, leading to treatment resistance



O Me
DNA
DNA

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GBM

- DelMar Phase I/II clinical trial
  - recurrent GBM, post-TMZ and post-bevacizumab failure
- Well-tolerated dosing regimen for VAL-083
- Trend towards clinical benefit
- Second-line Avastin treatment → Unchanged survival but improved quality of life
- VAL-083 combination with Avastin???
  - providing OS benefit in addition to improved quality of life
  - Hypoxia advantage

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Angiogenesis inhibitor combination

- Avastin-treatment → Increased hypoxia
- Hypoxia → GLUT1/3 upregulation, particularly on CSCs



O
OH
HO
O
O
OH
HO
O

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Angiogenesis inhibitor combination

- Avastin-treatment → Increased hypoxia
- Hypoxia → GLUT1/3 upregulation, particularly on CSCs
- Monosaccharide backbone
- Readily crosses BBB
- Accumulates in brain tumor tissue
- Potent activity against GBM CSCs



O
OH
HO
O
O
OH
HO
O

DelMar PHARMACEUTICALS

Angiogenesis inhibitor combination

- Avastin-treatment → Increased hypoxia
- Hypoxia → GLUT1/3 upregulation, particularly on CSCs
- Monosaccharide backbone
- Readily crosses BBB
- Accumulates in brain tumor tissue
- Potent activity against GBM CSCs



O
OH
HO
O
O
OH
HO
O

Patient Derived Orthotopic xenograft (PDOX) model of glioblastoma



T16 GBM
Patient biopsy





Organotypic spheroids (max 14d culture)



T16 GBM spheroids orthotopically implanted into Swiss nude mice

- T16 xenografts are **MGMT unmethylated** and highly **TMZ-resistant**.
- Xenograft tumors contain **25% CD133+** cells.
- Avastin treatment leads to **hypoxia** and increased glucose consumption in T16 PDOX model.

Niclou et al. FASEB J 2008
Golebiewska et al. BRAIN 2013
Stieber&Golebiewska et al. Acta Neuropathologica 2014
Bougnaud et al. Oncotarget 2016

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Study design

Groups:
A. Control
B. 20mg/kg Avastin (1 x week)
C. 3.5mg/kg VAL-083 (3 x week)
D. 20mg/kg Avastin (1 x week) + 3.5mg/kg VAL-083 (3 x week)


Treatment Avastin
IP 1x week since tumors visible by MRI
Treatment VAL-083
IP 3x week starting from 3-4 days after first Avastin injection
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8
Day 0
Day 28
Day 35
Day 49
End day
Intracranial implantation
T16 spheroids
in nude mice
1st MRI, T2
Detection of tumor
development
No tumor in each
mice or very small
tumor
2nd MRI, T2
Detection of tumor
development
Group
randomisation
3rd MRI,
T2 + T1 contrast
(selected mice)
Tumor progression
4th MRI
T2 + T1 contrast
Mice sacrifice
Brain extraction and fixation:
½ paraffin embedding
½ flash frozen

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Results – tumor volume


T2
T1
T1+C
Control
Avastin
Val-083
Val-083
+Avastin

MRI T2 evaluation of tumor volumes at day 56.

Results – tumor volume



Day 49
***
***
ns
***
***
ns
Tumor Volume mm3
40
30
20
10
0
Control
Avastin
VAL-083
VAL-083 + Avastin



Day 56
***
***
*
***
***
ns
Tumor volume mm3
100
80
60
40
20
0
Control
Avastin
VAL-083
VAL-083 + Avastin

	MRI day 35	MRI day 49	MRI day 56
Control	2.742	25.007	69.232
Avastin	2.215	21.577	46.407
VAL-083	2.348	8.443	11.781
VAL-083 + Avastin	2.391	5.325	7.049

83% 90%

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Results – tumor volume


Day 49
***
***
ns
***
***
ns
Tumor Volume mm3
40
30
20
10
0
Control
Avastin
VAL-083
VAL-083 + Avastin


Day 56
***
***
*
***
***
ns
Tumor volume mm3
100
80
60
40
20
0
Control
Avastin
VAL-083
VAL-083 + Avastin

	MRI day 35	MRI day 49	MRI day 56
Control	2.742	25.007	69.232
Avastin	2.215	21.577	46.407
VAL-083	2.348	8.443	11.781
VAL-083 + Avastin	2.391	5.325	7.049

83% **90%**

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Results – tumor growth rate


TUMOR GROWTH MM3
80
70
60
50
40
30
20
10
0
MEAN TUMOR VOLUME
Control
Avastin
VAL-083
VAL-083 + Avastin
MRI DAY 35
MRI DAY 49
MRI DAY 56

Tumor Growth Rate

100*log (TVf/TV0)/(tf-t0).

	Over entire study (21 days)
Control	6.7%
Avastin	6.3%
VAL-083	3.3%
VAL-083 + Avastin	2.2%

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Results – tumor growth rate


Over entire study (21 days: Day 35 to 56)
Tumor growth rate (% per day)
5
4
3
2
1
0
**
VAL-083
VAL-083 + Avastin


Last 7 days (Day 49 to 56)
Tumor growth rate (% per day)
5
4
3
2
1
0
**
VAL-083
VAL-083 + Avastin

Conclusion

In this MGMT unmethylated, TMZ-resistant GBM model:

- VAL-083 alone
  - ➢Reduced tumor volume by 83%
  - ➢Significantly slowed down tumor growth rate compared to control and to Avastin alone
- VAL-083 in combination with Avastin
  - ➢Reduced tumor volume by 90%
  - ➢Significantly slowed down tumor growth rate compared to control, Avastin alone and VAL-083 alone

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Luxembourg Institute of Health
Norlux Neuro-Oncology Laboratory
Anais Oudin
Virginie Baus
Anna Golebiewska, PhD
Simone Niclou, PhD, Professor



LUXEMBOURG INSTITUTE OF **HEALTH**
RESEARCH DEDICATED TO LIFE



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